UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 683-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NATI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Merger Agreement

On April 12, 2023, National Instruments Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Emerson Electric Co., a Missouri corporation (“Parent”) and Emersub CXIV, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions of the Merger Agreement, (i) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, and (ii) at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company, par value $0.01 per share (the “Company Common Stock”) (other than (a) shares of Company Common Stock held by any subsidiary of the Company or Parent (other than Merger Sub) immediately prior to the Effective Time, (b) shares of Company Common Stock that are owned by the Company, subject to certain exceptions, or held by Parent or Merger Sub immediately prior to the Effective Time and (c) shares of Company Common Stock that are held by holders who have not voted in favor of the adoption of the Merger Agreement and properly demand and perfect appraisal of such shares pursuant to Section 262 of the General Corporation Law of the State of Delaware) will be converted into the right to receive $60.00 in cash (the “Merger Consideration”).

Pursuant to the Merger Agreement, each restricted stock unit award in respect of shares of Company Common Stock (a “Company RSU Award”), including performance-based Company RSU Awards, that is vested or vests by its terms upon the closing of the Merger (the “Closing”) or is held by non-employee directors or former service providers will be canceled upon the Closing in exchange for the Merger Consideration.  All other Company RSU Awards, including performance-based Company RSU Awards, will be converted upon the Closing into time-vesting restricted stock unit awards in respect of common stock of Parent, par value $0.50 per share, of equivalent value.  Any performance goals applicable to performance-based Company RSU Awards will be deemed achieved at the target level upon the Closing.

The Board of Directors of the Company (the “Board”) has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement, (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and (iii) resolved to recommend that the stockholders of the Company adopt the Merger Agreement and directed that such matter be submitted for consideration of the stockholders of the Company.

The completion of the Merger is subject to the fulfillment or waiver of certain customary mutual Closing conditions, including (i) the affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company’s stockholders meeting in favor of adopting the Merger Agreement (the “Company Stockholder Approval”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other regulatory approvals, and (iii) the absence of any law or order by a court or other governmental entity of competent jurisdiction that prohibits or makes illegal the consummation of the Merger.  The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement provides that Parent and the Company will use their respective reasonable best efforts to assist and cooperate with one another in doing all things necessary, proper and advisable to obtain all requisite antitrust and foreign investment law approvals, including defending against any administrative or judicial action or proceeding challenging the transaction.  In furtherance of the foregoing, Parent will take or cause to be taken all actions necessary, proper or advisable to obtain all requisite antitrust and foreign investment law approvals, including proposing, negotiating and agreeing to any and all structural and behavioral remedies necessary.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, and subject to certain exceptions, covenants (i) to use reasonable best efforts to conduct its business in all material respects in the ordinary course during the period between the execution of the Merger Agreement and the Closing, (ii) not to engage in specified types of actions during this period, (iii) to convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval and (iv) not to solicit or negotiate alternative proposals or modify the recommendation of the Board that the Company’s stockholders approve the adoption of the Merger Agreement, subject to customary fiduciary exceptions.

The interim operating covenants applicable to the Company do not restrict the authorization and payment by the Company of dividends, consistent with past practice, at a rate not to exceed a quarterly rate of $0.28 per share of Company Common Stock and with record and payment dates consistent with past practice of the Company during the prior 12 months.

The Merger Agreement contains certain termination rights, including that either party may terminate the Merger Agreement if the Company’s stockholders meeting for the purpose of obtaining the Company Stockholder Approval has concluded and the Company Stockholder Approval has not been obtained or if, subject to certain limitations, the Merger has not closed by April 12, 2024 (subject to an automatic extension to July 12, 2024 and October 12, 2024, in each case if on such date all of the Closing conditions except those relating to regulatory approvals have been satisfied or waived) (the “Outside Date”).  Additionally, the Company may terminate the Merger Agreement under specified circumstances to accept a Superior Proposal (as defined in the Merger Agreement) from a third party and Parent may terminate the Merger Agreement if, before the Company Stockholder Approval has been obtained, the Board changes its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement.

The Merger Agreement provides that, upon termination of the Merger Agreement by the Company or Parent under specified circumstances (including termination by the Company to accept a Superior Proposal), a termination fee of $310 million will be payable by the Company to Parent.

The Merger Agreement also provides that a reverse termination fee of $310 million will be payable by Parent to the Company if the Merger Agreement is terminated by the Company or Parent under certain specified circumstances (including, subject to certain limitations set forth in the Merger Agreement, as a result of failing to obtain the required regulatory approvals by the Outside Date).

If the Merger is consummated, the shares of Company Common Stock will be delisted from the NASDAQ stock market and deregistered under the Securities Exchange Act of 1934.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific date therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company filed or will file with the Securities and Exchange Commission (“SEC”).

Rights Agreement Amendment

Also on April 12, 2023, the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), pursuant to resolutions adopted by the Company’s Board of Directors, executed an Amendment No. 1 to the Rights Agreement (the “Rights Agreement Amendment”) in connection with the execution and delivery of the Merger Agreement.

The Rights Agreement Amendment supplements Section 1 of the Rights Agreement by adding certain new definitions and amends the definition of “Acquiring Person” such that none of Parent or Merger Sub, nor any of their Affiliates and Associates (in each case as defined in the Rights Agreement), shall be deemed to be an Acquiring Person to the extent that each is a Beneficial Owner (as defined in the Rights Agreement) as a result of (i) the approval, execution or delivery of the Merger Agreement, (ii) prior to the termination of the Merger Agreement, the consummation of any of the transactions provided for or entry into any agreements contemplated by the Merger Agreement (including the Merger) in accordance with their respective provisions or (iii) the public announcement of any of the foregoing (collectively, the “Merger Exempt Events”).  The Rights Agreement Amendment further modifies and amends the Rights Agreement to provide that, among other things, (i) the Merger Exempt Events will not result in a Distribution Date or a Shares Acquisition Date (in each case as defined in the Rights Agreement), (ii) the Expiration Date (as defined in the Rights Agreement) will occur immediately prior to the Effective Time, (iii) no event requiring an adjustment to the purchase price, the number of preferred shares covered by each right or the number of rights outstanding are subject to adjustment pursuant to the Rights Agreement by reason of any Merger Exempt Event and (iv) none of the rights shall become exercisable by virtue of any Merger Exempt Event.

The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to full text of the Rights Agreement Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K under the caption Rights Agreement Amendment is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of April 12, 2023, by and among the Company, Parent and Merger Sub.
4.1	Amendment No. 1 to Rights Agreement, dated as of April 12, 2023, by and between the Company and Computershare Trust Company, N.A., as rights agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed transaction involving the Company.  In connection with the proposed transaction, the Company will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”).  This Current Report on Form 8-K is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed transaction.  The proposed transaction will be submitted to the Company’s stockholders for their consideration.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Company’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov).  Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to National Instruments Corporation, 11500 North Mopac Expressway, Austin, Texas 78759, Attention: Investor Relations; telephone (523) 683-5215, or from the Company’s website www.ni.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 27, 2023.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available.  Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that are subject to risks and uncertainties.  These statements include those set forth above relating to the proposed transaction as well as those that may be identified by words such as “believe,” “expect,” “plan,” “may,” “could,” “will,” “intend to,” “project,” “predict,” “anticipate,” “continue,” “seek to,” “strive to,” “endeavor to,” “are committed to,” “remain committed to,” “focus on,” “are encouraged by,” “remain cautious,” “remain optimistic” or “estimate”; statements of “goals,” “initiatives,” “commitments,” “strategy”, “focus” or “visions”; or other variations thereof or comparable terminology or the negative thereof.  All forward-looking statements are based on current expectations and projections of future events.  We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not guarantees of performance and actual results could differ materially from those projected in the forward-looking statements as a result of a number of important factors which could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Risks and uncertainties include without limitation: the global shortage of key components; effect of the global economic and geopolitical conditions; our international operations and foreign economies; adverse public health matters, including epidemics and pandemics such as the COVID-19 pandemic; our ability to effectively manage our partners and distribution channels; interruptions in our technology systems or cyber-attacks on our systems; the dependency of our product revenue on certain industries and the risk of contractions in such industries; concentration of credit risk and uncertain conditions in the global financial markets; our ability to compete in markets that are highly competitive; our ability to release successful new products or achieve expected returns; the risk that our manufacturing capacity and a substantial majority of our warehousing and distribution capacity are located outside of the U.S.; our dependence on key suppliers and distributors; longer delivery lead times from our suppliers; risk of product liability claims; dependence on our proprietary rights and risks of intellectual property litigation; the continued service of key management, technical personnel and operational employees; our ability to comply with environmental laws and associated costs; our ability to maintain our website; the risks of bugs, vulnerabilities, errors or design flaws in our products; our restructuring activities; our exposure to large orders; our shift to more system orders; our ability to effectively manage our operating expenses and meet budget; fluctuations in our financial results due to factors outside of our control; our outstanding debt; the interest rate risk associated with our variable rate indebtedness; seasonal variation in our revenues; our ability to comply with laws and regulations; changes in tax rates and exposure to additional tax liabilities; our ability to make certain acquisitions or dispositions, integrate the companies we acquire or separate the companies we sold and/or enter into strategic relationships; risks related to currency fluctuations; provisions in charter documents and Delaware law that delay or prevent our acquisition; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could cause the parties to terminate the Merger Agreement; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that our stockholders may not approve the proposed transaction; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of our common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company.  The Company directs readers to its Form 10-K for the year ended December 31, 2022,  and the other documents it files with the SEC for other risks associated with the Company’s future performance.  These documents contain and identify important factors that could cause our actual results to differ materially from those contained in our forward-looking statements.  All information in this Current Report on Form 8-K is as of the date above.  The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

	By:	/s/ R. Eddie Dixon, Jr.
		Name:	R. Eddie Dixon, Jr.
		Title:	Chief Legal Officer, Senior Vice President & Secretary

Date: April 12, 2023